SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 2, 2003
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Date of report (Date of earliest event reported)

THE IT GROUP, INC.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-09037	33-0001212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (412) 372-7701

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

                On May 2, 2003, The IT Group, Inc. (the “Company”) filed a Notice of Filing of Monthly Operating Report covering the period from August 31, 2002 through September 27, 2002 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware in the Company’s Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of May 2, 2003 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)             Exhibits:

Number	Description

99.1	Notice of Filing of Monthly Operating Report for period from August 31, 2002 through September 27, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of May 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE IT GROUP, INC.

By:	/s/ Harry J. Soose, Jr

Name:	Harry J. Soose, Jr.
Title:	Chief Operating Officer

Date: May 7, 2003

INDEX TO EXHIBITS

Number	Description

99.1	Notice of Filing of Monthly Operating Report for period from August 31, 2002 through September 27, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of May 2, 2003.